UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 25, 2021, the registration statement (File No. 333-255046) (the “Registration Statement”) relating to the initial public offering (“IPO”) of EG Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated May 25, 2021, by and between the Company and BTIG, LLC (“BTIG”), as representative of the underwriters;

•	A Warrant Agreement, dated May 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company;

•	An Investment Management Trust Agreement, dated May 25, 2021, by and between Continental Stock Transfer & Trust Company and the Company;

•	A Registration and Stockholder Rights Agreement, dated May 25, 2021, by and among the Company, EG Sponsor LLC (the “Sponsor”) and BTIG;

•	A Warrant Purchase Agreement, dated May 25, 2021, by and between the Company and the Sponsor;

•	Indemnity Agreements, dated May 25, 2021, by and among the Company and each of the directors and officers of the Company;

•	An Administrative Services Agreement, dated May 25, 2021, between the Company and the Sponsor;

•	A Letter Agreement, dated May 25, 2021, by and among the Company, the Sponsor and the Company’s officers and directors; and

•	A Forward Purchase Agreement, dated May 25, 2021, by and between the Company and the forward purchaser.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12 and 10.13, respectively.

On May 28, 2021, the Company consummated the IPO of 22,500,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value (“Class A Share”), and one-third of one redeemable warrant (“Warrant”) entitling its holder to purchase one Class A Share at a price of $11.50 per share. The Units were sold at a public offering price of $10.00 per Unit, generating gross proceeds of $225,000,000.

As of May 28, 2021, a total of $225,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of May 28, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Sponsor Private Placement”) with the Sponsor of an aggregate of 4,333,333 warrants (“Sponsor Private Warrants”) to purchase 4,333,333 Class A Shares, each at a price of $1.50 per Sponsor Private Warrant, generating total proceeds of $6,500,000.

The Private Warrants are identical to the warrants sold in the IPO except that the Private Warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. Additionally, such initial purchasers agreed not to transfer, assign or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until three years after the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Sponsor Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

On May 26, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 25, 2021, by and between the Company and BTIG.

4.1	Warrant Agreement, dated May 25, 2021, by and between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement, dated May 25, 2021, by and between Continental Stock Transfer & Trust Company and the Company.

10.2	Registration and Shareholder Rights Agreement, dated May 25, 2021, by and among the Company, the Sponsor and BTIG.

10.3	Private Placement Units Purchase Agreement, dated May 25, 2021, by and between the Company and the Sponsor.

10.4	Indemnity Agreement, dated May 25, 2021, by and between the Company and Gregg S. Hymowitz.

10.5	Indemnity Agreement, dated May 25, 2021, by and between the Company and Gary Fegel.

10.6	Indemnity Agreement, dated May 25, 2021, by and between the Company and Sophia Park Mullen.

10.7	Indemnity Agreement, dated May 25, 2021, by and between the Company and Louise Curbishley.

10.8	Indemnity Agreement, dated May 25, 2021, by and between the Company and Linda Hall Daschle.

10.9	Indemnity Agreement, dated May 25, 2021, by and between the Company and Jonathan Silver.

10.10	Indemnity Agreement, dated May 25, 2021, by and between the Company and Noorsurainah (Su) Tengah.

10.11	Administrative Services Agreement, dated May 25, 2021, by and between the Company and the Sponsor.

10.12	Letter Agreement, dated May 25, 2021, by and among the Company, the Sponsor and each director and officer of the Company.

10.13	Forward Purchase Agreement, dated May 25, 2021, by and between the Company and the forward purchaser

99.1	Press Release, dated May 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2021	EG Acquisition Corp.

	By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Chief Executive Officer